Exhibit 10.4

AMENDMENT NO. 1 TO INVESTMENT AGREEMENT

This AMENDMENT NO. 1 TO INVESTMENT AGREEMENT (this “Amendment”) is entered into as of October 1, 2015, by and between Beacon Roofing Supply, Inc., a Delaware corporation (“Parent”), and CD&R Roadhouse Holdings, L.P., a Cayman exempted limited partnership (the “CD&R Stockholder”). Capitalized terms used herein shall have the meaning assigned to such terms in the Investment Agreement (as defined below).

WHEREAS, Parent and CD&R Stockholder entered into that certain Investment Agreement, dated as of July 27, 2015 (the “Investment Agreement”); and

WHEREAS, the parties to the Investment Agreement desire to amend the Investment Agreement to provide for certain changes to the terms thereof and, pursuant to Section 6(b) thereof, the Investment Agreement may be amended by a written agreement executed and delivered by each party thereto.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

AGREEMENT

1. Amendment. The first sentence of Section 3(a) of the Investment Agreement is hereby deleted and replaced with the following:

“From and after the Closing, until such time as the CD&R Investors collectively no longer hold a number of shares of Parent Stock equal to (i) at least 58.6% of the Parent Stock received by the CD&R Stockholder pursuant to the Merger Agreement (adjusted for subdivisions, stock-splits, combinations, recapitalizations or similar events), the CD&R Stockholder shall be entitled to designate two persons, who shall be Partners, Managing Directors, Advisors or Principals of a CDR Fund or any Affiliated Fund (as defined below), to serve on the Parent Board (the “Shareholder Designees” and each a “Shareholder Designee”) and (ii) at least 3.0% of the Parent Stock then outstanding (but less than 58.6% of the Parent Stock received by the CD&R Stockholder pursuant to the Merger Agreement (adjusted for subdivisions, stock-splits, combinations, recapitalizations or similar events)), the CD&R Stockholder shall be entitled to designate one Shareholder Designee; provided that the CD&R Stockholder shall not have the right to designate one Shareholder Designee pursuant to this clause (ii) if the CD&R Stockholder owns less than 4.0% of the Parent Stock then outstanding and the number of members of the Parent Board is at such time less than eight.”

2. Effect on Investment Agreement. Except as modified by this Amendment, all of the terms of the Investment Agreement are hereby ratified and confirmed and shall remain in full force and effect. Nothing in this Amendment shall be construed to modify any provision of the Investment Agreement other than those specifically amended as set forth above. This Amendment shall be construed as one with the Investment Agreement, and the Investment Agreement shall, where the context requires, be read and construed so as to incorporate this Amendment.

3. Additional Provisions. The provisions of Section 6 of the Investment Agreement shall apply to this Amendment mutatis mutandis.

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment or caused this Amendment to be duly executed on its behalf as of the date first written above.

BEACON ROOFING SUPPLY, INC.

By:	/s/ Ross D. Cooper
Name:	Ross D. Cooper
Title:	Vice President, General Counsel & Secretary

[Signature Page to Amendment No. 1 to Investment Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment or caused this Amendment to be duly executed on its behalf as of the date first written above.

CD&R Roadhouse Holdings, L.P.
By: CD&R Associates VIII, Ltd., its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CLAYTON, DUBILIER & RICE FUND VIII, L.P.
By: CD&R Associates VIII, Ltd., its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CD&R FRIENDS & FAMILY FUND VIII, L.P.
By: CD&R Associates VIII, Ltd., its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CD&R ADVISOR FUND VIII CO-INVESTOR, L.P.
By: CD&R Associates VIII, Ltd., its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

[Signature Page to Amendment No. 1 to Investment Agreement]